UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

TANGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39485	85-1195036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Brookline Ave., Suite 901 Boston, MA	02215
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 857-320-4900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TNGX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of stockholders (the “Annual Meeting”) of Tango Therapeutics, Inc. (the “Company”) was held in a virtual-only format on June 6, 2023 at 10:00 a.m., Eastern Time via live webcast. Proxies were solicited pursuant to the Company’s proxy statement filed on April 24, 2023 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Proxy Statement”). As of April 10, 2023, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 88,209,964. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 84,622,031 representing 95.93% of the total number of shares of Common Stock entitled to vote at the Annual Meeting, thus establishing a quorum for the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked to vote on the following matters, which are described in detail in the Proxy Statement: (i) to elect two Class II director nominees to the Company’s Board of Directors (the “Board”), each to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (“Proposal 1”), and (ii) to ratify the selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (“Proposal 2”).

The voting results reported below are final.

Proposal 1 – Election of Directors

Malte Peters, M.D. and Mace Rothenberg M.D. were duly elected to the Company’s Board as Class II directors. The results of the election were as follows:

CLASS II DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Malte Peters, M.D.	75,943,817	3,532,483	5,145,731
Mace Rothenberg, M.D.	76,746,614	2,729,682	5,145,731

Proposal 2 – Ratify the Selection of Independent Registered Public Accounting Firm

The selection of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified. The results of the ratification were as follows:

FOR	AGAINST	ABSTAIN
84,619,141	2,888	2

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANGO THERAPEUTICS, INC.

Dated: June 7, 2023	By:	/s/ Douglas Barry
	Name:	Douglas Barry
	Title:	General Counsel